UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 14, 2022

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Griffin Road, Suite B-428 Dania Beach, Florida	33004
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 14, 2022, Chewy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the election of James Kim, David Leland, Lisa Sibenac, and Sumit Singh to the Company's board of directors (the “Board”) as class III directors (the “Class III Directors”), each with a term expiring at the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation, retirement, disqualification, or removal, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2023, (3) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, and (4) the approval of the Chewy, Inc. 2022 Omnibus Incentive Plan, including an increase in the number of shares reserved for issuance by 40,000,000 shares.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1. The election of James Kim, David Leland, Lisa Sibenac, and Sumit Singh to the Board of Directors as Class III Directors:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
James Kim	3,165,485,849	23,575,863	16,124,427
David Leland	3,168,191,443	20,870,269	16,124,427
Lisa Sibenac	3,168,198,370	20,863,342	16,124,427
Sumit Singh	3,169,333,030	19,728,682	16,124,427

2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2023:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,204,734,888	362,554	88,697	0

3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,176,710,977	12,196,545	154,190	16,124,427

4. The approval of the Chewy, Inc. 2022 Omnibus Incentive Plan, including an increase in the number of shares reserved for issuance by 40,000,000 shares:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,169,471,345	19,445,562	144,805	16,124,427

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Chewy, Inc. 2022 Omnibus Incentive Plan (Incorporated by reference to Appendix B of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on May 26, 2022).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

		By:	/s/ Susan Helfrick
Susan Helfrick
General Counsel and Secretary
Date:	July 19, 2022